                                                        [LLG&M DRAFT - 11/12/96]

                                                                       EXHIBIT A


                                                               [         ], 1996

Salomon Brothers Inc
As Representative of the
  several Underwriters
Seven World Trade Center
New York, New York  10048

Dear Sirs:

                 This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") between SCPIE Holdings Inc., a Delaware corporation (the "Company") and you as representative of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $.0001 par value (the "Common Stock"), of the Company.

                 In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 180 days following the day on which the Underwriting Agreement is executed without your prior written consent, other than shares of Common Stock disposed of as bona fide gifts.

                 If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                        Very truly yours,

                                                        [LLG&M DRAFT - 11/12/96]


                              SCPIE HOLDINGS INC.

                               2,000,000 Shares1
                                  Common Stock
                               ($.0001 par value)

                             Underwriting Agreement

                                                               [         ], 1996

Salomon Brothers Inc
As Representative of the
  several Underwriters
Seven World Trade Center
New York, New York  10048

Dear Sirs:

                 SCPIE Holdings Inc., a Delaware corporation (the "Company"), proposes to issue shares of its common stock, par value $.0001 per share (the "Common Stock"), in connection with the reorganization (the "Reorganization") of Southern California Physicians Insurance Exchange, a California reciprocal insurance exchange ("SCPIE"), into a California stock insurance company. As part of the Reorganization, SCPIE will be merged (the "Merger") with and into SCPIE Indemnity Company, a California stock insurance company and wholly owned subsidiary of the Company that will be the surviving corporation of the Merger ("SCPIE Indemnity"), pursuant to a Plan and Agreement of Merger, dated as of March 21, 1996 as amended by the Amended and Restated Plan and Agreement of Merger, dated August 8, 1996 (as so amended, the "Plan"), by and among the Company, SCPIE Indemnity and SCPIE. Under the Plan, the Company proposes to issue to Eligible Members (as defined in the Plan) shares of Common Stock (the "Merger Shares") and cash in lieu of fractional shares in exchange for their Membership Interests (as defined in the Plan). In addition, as part of the Reorganization, the Company proposes to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom Salomon Brothers Inc is acting as representative (the "Representative"), 2,000,000 shares of Common Stock (the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase from the Company up to 300,000 additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). Upon the





____________________

1 Plus an option to purchase from the Company up to 300,000 additional shares to cover over-allotments.

effectiveness of the Merger, the Eligible Members' Membership Interests will be extinguished.

                 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

                 (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-4450) on Form S-1, including a related preliminary prospectus, for the registration under the Securities Act of 1933, as amended (the "Act") of the offering and sale of the Securities. The Company has filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                 The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                 (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company does not make any representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                 (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus. Prior to the Effective Time (as defined in the Plan), American Healthcare Insurance Company, a Delaware corporation ("AHIC"), FG Casualty Company, an Arkansas corporation ("FGCC") and SCPIE

         Indemnity are the only subsidiaries of the Company. Immediately after the Effective Time, SCPIE Indemnity, AHIC, FGCC, SCPIE Management Company, a California corporation ("SCPIE Management"), SCPIE Insurance Services, Inc., a California corporation ("Insurance Services"), and SCPIE Management Services, Inc., a California corporation ("Management Services"), will be the only direct and indirect subsidiaries of the Company. (SCPIE Indemnity, AHIC, FGCC, SCPIE Management, Insurance Services and Management Services are hereinafter sometimes referred to individually as a "Post-Effective Subsidiary" and collectively as the "Post-Effective Subsidiaries"; SCPIE (until immediately prior to the Effective Time), SCPIE Indemnity, AHIC and FGCC are hereinafter sometimes referred to individually as an "Insurance Subsidiary" and collectively as the "Insurance Subsidiaries"). SCPIE has been and, until immediately prior to the Effective Time, will be a reciprocal insurance exchange duly organized under the laws of the State of California and has been and will be in compliance in all material respects with the requirements of the insurance laws of the State of California providing for the organization and regulation of reciprocal insurance exchanges; and, through its attorney-in-fact SCPIE Management, has full power and authority to own its properties and conduct its business as described in the Prospectus. Each of the Post-Effective Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus. Each of the Company, SCPIE and each Post-Effective Subsidiary is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification or wherein it owns or leases material properties or conducts material business.

                 (d) All the outstanding shares of capital stock of each Post-Effective Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, immediately after the Effective Time, all outstanding shares of capital stock of the Post-Effective Subsidiaries will be owned by the Company, either directly or through Post-Effective Subsidiaries, free and clear of any security interest, claims, liens or encumbrances.

                 (e) The Company's authorized capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Merger Shares have been duly and validly authorized, and, when issued and delivered to Eligible Members in exchange for their Membership Interests as provided in the Plan, will be fully paid and nonassessable; the Securities and the Merger Shares have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities and the Merger Shares conform to the requirements of the Delaware General Corporation Law and the New York Stock Exchange; and neither the holders of outstanding shares of capital stock of the Company, the Eligible Members nor the other policyholders of SCPIE are entitled to preemptive or other rights to subscribe for the Securities.

                 (f) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

                 (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws or insurance securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by the Plan, except such as have been obtained and are in full force and effect under the Act, the insurance laws of the State of California (the "California Insurance Law"), the General Corporation Law of the State of California (the "California Corporations Law") and the blue sky laws and insurance securities laws of various jurisdictions in connection with the issuance of the Merger Shares to the Eligible Members.

                 (h) Neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under, any law or the bylaws or any other organizational document of SCPIE or the charter, by-laws or other organizational document of the Company, or any of the Post-Effective Subsidiaries or the terms of any material indenture or other material agreement or material instrument to which the Company, SCPIE or any of the Post-Effective Subsidiaries is a party or any material judgment, order or decree that is applicable to the Company, SCPIE or any of the Post-Effective Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, SCPIE or any of the Post-Effective Subsidiaries.

                 (i) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

                 (j) Except as set forth in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any Post- Effective Subsidiary or any security convertible into or exchangeable for any shares of capital stock of the Company or any Post- Effective Subsidiary.

                 (k) The Company has delivered to you a true, complete and correct copy of the Plan, with all amendments thereof; the representations and warranties of the Company, SCPIE Indemnity and SCPIE contained in Article IV and Article V of the Plan are, and at the Effective Time and the Closing Date will be, true and correct; the Plan conforms in all material respects to the requirements of the California Insurance Law applicable to the merger of reciprocal insurance exchanges into stock insurance companies; by letter, dated September 16, 1996, the Commissioner of Insurance of the State of California (the "Commissioner") approved the Merger for submission to a vote of the Eligible Members; on November 5, 1996 (the "Special Meeting Date"), the Plan was duly approved by the affirmative vote of at least two-thirds of the Eligible Members and such approval has not
         been rescinded or otherwise withdrawn;  on [         ], 1996, the
         Commissioner issued a final order approving the Plan in accordance with the requirements of the California Insurance Law (the "Commissioner's Order"); no other approvals are required to be obtained under the California Insurance Law for the consummation of the transactions contemplated by the Plan; prior to or contemporaneously with the Closing Date, each of the actions required to occur and conditions required to be satisfied at or prior to the Effective Time pursuant to the Commissioner's Order or the Plan will have occurred or been satisfied; and at the Effective Time, the Reorganization and the Merger will be completed in accordance with the Plan, the Commissioner's Order and the California Insurance Law, and all the rights and properties of SCPIE shall accrue to, and become the rights and properties of, SCPIE Indemnity, and all the rights of creditors and liens of SCPIE shall become the rights of creditors and liens of SCPIE Indemnity.

                 (l) The Company has filed with the Commission a registration statement (file number 333-4454) on Form S-4 (such registration statement, including exhibits and financial statements, in the form in which it became effective being hereinafter referred to as the "Merger

         Registration Statement"), including a related proxy statement/prospectus (the final form of such proxy statement/prospectus included in the Merger Registration Statement being hereinafter referred to as the "Proxy Statement/Prospectus"), for the registration under the Act of the exchange of the Membership Interests for the Merger Shares and cash in lieu of fractional shares. The Merger Registration Statement has become effective and no stop order suspending the effectiveness of the Merger Registration Statement has been issued and no proceedings for that purpose have been instituted or to the knowledge of the Company threatened. The Company has included in the Merger Registration Statement all information required by the Act and the rules thereunder to be included in the Proxy Statement/Prospectus with respect to the Merger Shares and the offering thereof. On the effective date of the Merger Registration Statement and on the Special Meeting Date, the Merger Registration Statement and the Proxy Statement/ Prospectus complied in all material respects with the applicable requirements of the Act and the rules thereunder. On the effective date of the Merger Registration Statement, the Merger Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the Special Meeting Date, the Proxy Statement/Prospectus did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (m) Each of the Company, SCPIE (either directly or through its attorney-in-fact SCPIE Management) and the Post-Effective Subsidiaries owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as currently conducted, and neither the Company, SCPIE nor any of the Post-Effective Subsidiaries has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations which revocation or modification would result in a material adverse effect upon the condition, financial or otherwise, earnings, business, prospects or results of operations of the Company, SCPIE and Post-Effective Subsidiaries, taken as a whole.

                 (n) Each of the Insurance Subsidiaries is duly licensed or authorized to conduct its insurance business under the insurance laws of each jurisdiction in which it conducts such business so as to require such licensing or authorization; all such licenses or authorizations are in full force and effect and neither the Company nor any

         Insurance Subsidiary has received any notice of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such licenses or authorizations or otherwise impose any limitation on the conduct of the business of the Company or any Insurance Subsidiary which suspension, revocation or limitation would result in a material adverse effect upon the condition, financial or otherwise, earnings, business, prospects or results of operations of the Company, SCPIE and Post-Effective Subsidiaries, taken as a whole, and there is no sustainable basis for any such suspension, revocation or limitation; each of the Insurance Subsidiaries is in compliance with, and conducts its businesses in conformity with, all applicable insurance laws and regulations, except where the failure to so comply or conform would not have a material adverse effect on the condition, financial or otherwise, earnings, business, prospects or results of operations of the Company, SCPIE and the Post-Effective Subsidiaries, taken as a whole; and the Company has disclosed in writing to you all pending significant examinations, and all significant examinations that have been completed since December 31, 1990 by any governmental authority having jurisdiction to regulate the insurance operations of any Insurance Subsidiary.

                 (o) All reinsurance treaties and arrangements to which any of the Insurance Subsidiaries is a party are in full force and effect and none of the Insurance Subsidiaries is in violation of or in default in the performance, observance or fulfillment of, any material obligation, agreement, covenant or condition contained therein; upon the effectiveness of the Merger, all such treaties and arrangements to which SCPIE is a party shall remain in full force and effect and inure to the benefit of, and be enforceable by, SCPIE Indemnity; neither the Company nor any of the Insurance Subsidiaries has received notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and, to the best knowledge of the Company and the Insurance Subsidiaries, the Company and the Insurance Subsidiaries have no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform any such treaties or arrangements except to the extent adequately and properly reserved for in the combined financial statements of SCPIE and Organization of Southern California Physicians, Inc., a California corporation ("OSCAP"), included in the Prospectus.

                 (p) Except as disclosed in the Prospectus, no change in any insurance laws, rules or regulations in California has been introduced that would reasonably be expected to be adopted and if adopted, would reasonably be expected to have, individually or in the aggregate with all such changes, a material adverse effect upon the condition, financial or otherwise, earnings, business, prospects or results of operations of the Company and the Post-Effective Subsidiaries, taken as a whole.

                 (q) Ernst & Young LLP, who have certified the combined financial statements of SCPIE and OSCAP and the balance sheets of the Company included in the Registration Statement and the Prospectus, are independent public accountants required by the Act and the rules and regulations thereunder.

                 (r) The balance sheet of the Company, including the note thereto, included in the Registration Statement and Prospectus complies as to form in all material respects with the requirements of the Act and the rules and regulations thereunder and presents fairly the financial position of the Company as at the dates indicated; the combined financial statements of SCPIE and OSCAP, including the schedules and notes thereto, included in the Registration Statement and Prospectus comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder and present fairly the combined financial position of SCPIE and OSCAP as at the dates indicated and the combined results of operations and the combined cash flows of SCPIE and OSCAP for the periods specified.
         Such balance sheets and financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto. The financial statement schedules, if any, included in the Registration Statement and the Prospectus present fairly the information required to be stated therein. The selected financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited combined financial statements included in the Registration Statement.

                 (s) The statutory financial statements of SCPIE, from which certain ratios and other statistical data filed as part of the Registration Statement or included or incorporated in the Prospectus have been derived: (i) have for each relevant period been prepared in conformity with statutory accounting practices required or permitted by the National Association of Insurance Commissioners and by the California Department of Insurance, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto; and (ii) present fairly the statutory financial position of SCPIE as at the dates thereof, and the statutory basis results of operations of SCPIE for the periods covered thereby.

                 (t) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein: (i) there has been no material adverse change in the condition, financial or otherwise, earnings, business, prospects, properties or results of operations of the Company, SCPIE and the Post-Effective Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; (ii) there have been no material transactions entered into by the Company, SCPIE or any of the Post-Effective Subsidiaries other than those in the ordinary course of business; (iii) neither the Company, SCPIE nor any of the Post-Effective Subsidiaries has incurred any liability or obligation, direct or contingent, that is material to the Company, SCPIE and the Post-Effective Subsidiaries, taken as a whole, and there has not been any change in the capital stock of the Company or any payment of or declaration to pay any dividends or any other distributions with respect to the Company's capital stock, except as set forth in the Prospectus; and (iv) there has not been any material change in the combined policyholders' equity, statutory surplus or reserves (including any such change in the loss adjustment and loss expense reserves or its reserving practices) of SCPIE and OSCAP since December 31, 1995.

                 (u) Each of the Company, SCPIE and OSCAP maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. On and after the Effective Time, each of the Company and each of the Post-Effective Subsidiaries will continue to maintain such a system.

                 (v) The Company, SCPIE (either directly or through SCPIE Management) and the Post-Effective Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made by the Company, SCPIE and the Post-Effective Subsidiaries and proposed to be made of such property by the Company and the Post-Effective Subsidiaries; all real property and buildings held under lease by the Company, SCPIE and the Post-Effective Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Post-Effective Subsidiaries; and at the Effective Time, all of SCPIE's rights in respect of such properties and leases shall inure to the benefit of, and be enforceable by, SCPIE Indemnity.

                 (w) Except as disclosed in the Prospectus, the Company, SCPIE (either directly or through SCPIE Management), OSCAP and the Post-Effective Subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company, SCPIE, OSCAP or any of the Post-Effective Subsidiaries.

                 (x) There is no pending or, to the best knowledge of the Company, SCPIE and the Post-Effective Subsidiaries, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, SCPIE or any of the Post-Effective Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus or challenging the Reorganization, the Merger or the Plan or the consummation of the transactions contemplated thereby or the offering of the Securities by the Underwriters; and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

                 (y) Neither the Company, SCPIE nor any of the Post-Effective Subsidiaries (i) is in violation of its charter, by-laws or other organizational documents, (ii) is in default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

                 (z) Neither the Company, SCPIE nor any of the Post-Effective Subsidiaries has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in the stabilization or manipulation of the price of the Common Stock.

                 (aa) Neither the Company nor any of the Post-Effective Subsidiaries is and, after giving effect to the offering and sale of the Securities, neither the Company nor any of the Post-Effective Subsidiaries will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940 (the "Investment Company Act").

                 (bb) Each of the Company, SCPIE (either directly or through its attorney-in-fact SCPIE Management) and the Post-Effective Subsidiaries owns or has valid and adequate rights to use all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights owned by it or necessary for the conduct of its business, free and clear of any pledges, security interests, claims, charges, liens or encumbrances and restrictions that may materially interfere with the conduct of its business; neither the Company, SCPIE, nor any of the Post-Effective Subsidiaries is aware of any claim to the contrary or any challenge by any other person to the rights of the Company, SCPIE or the Post-Effective Subsidiaries with respect to the foregoing; and at the Effective Time, all of SCPIE's rights in respect of the foregoing shall inure to the benefit of, and be enforceable by, SCPIE Indemnity.

                 (cc) All liability, property and casualty, workers' compensation, directors and officers liability, surety and other similar insurance contracts that insure the business, properties, operations or affairs of the Company, SCPIE and the Post-Effective Subsidiaries or relate to or affect the ownership, use or operations of the Company's, SCPIE's or the Post-Effective Subsidiaries' assets or properties are in full force and effect and, to the best knowledge of the Company, SCPIE and the Post-Effective Subsidiaries, are with financially sound and reputable insurers and provide coverage that is reasonable and customary for persons in similar businesses or for similar property. At the Effective Time, all of SCPIE's rights in respect of such contracts (excluding the directors and officers liability contract in existence [prior to the Effective Time]) shall inure to the benefit of, and be enforceable by, SCPIE Indemnity. At the Effective Time the Company shall have obtained a directors and officers liability contract in full force and effect with a financially sound and reputable insurer with coverage that is reasonable and customary for persons in similar businesses.

                 2. PURCHASE AND SALE. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each

Underwriter, and each Underwriter agrees, severally and not jointly, to
purchase from the Company, at a purchase price of $[     ] per share, the
amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

                 (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the Underwriters to purchase, severally and not jointly, up to 300,000 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representative to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by the Company, and payment therefor to the Company, shall be made as provided in
Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                 3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at the office of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York, at 10:00 AM, New York City time, on [ ], 1996, or such later date (not later than
[        ], 1996) as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the aggregate purchase price of the Securities being sold to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the Underwritten Securities and the Option Securities shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Representative may request not less than three full business days in advance of the Closing Date.

                 The Company agrees to have the Securities available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                 If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representative, at Seven World Trade Center, New York, New York, on the date specified by the Representative (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representative shall have requested against payment of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day
funds.   If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities, shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                 4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                 5. AGREEMENTS. The Company agrees with the several Underwriters that:

                 (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without your prior consent. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                 (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

                 (c) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (d) The Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request. The Company will file or caused to be filed with Commission such reports on Form SR as may be required by Rule 463 under the Act. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                 (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

                 (f) The Company will not, for a period of 180 days following the Execution Time, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock other than Merger Shares issued to Eligible Members in exchange for their Membership Interests pursuant to the Plan.

                 (g) The Company will use its best efforts to effect the listing of the Securities and the Merger Shares on the New York Stock Exchange.

                 (h) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                 (i) Prior to or contemporaneously with the Closing Date, the Company, SCPIE and the Post-Effective Subsidiaries will take all actions reasonably necessary in order to consummate the Plan and the transactions contemplated thereby.

                 6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company and of its obligations hereunder and to the following additional conditions:

                 (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM, New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM, New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM, New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                 (b)      The Company shall have furnished to the
         Representative the opinion of Latham & Watkins, counsel for the Company, dated the Closing Date, to the effect that:

                            (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own its properties and conduct its business as described in the Prospectus. Prior to the Effective Time, AHIC and FGCC are the only subsidiaries of the Company. Immediately after the Effective Time, the Post-Effective Subsidiaries will be the only subsidiaries of the Company. SCPIE has been and, until immediately prior to the Effective Time, will be a reciprocal insurance exchange duly organized under the laws of the State of California and has been and will be in compliance in all material respects with the requirements of the State of California providing for the organization and regulation of reciprocal insurance exchanges; and, through SCPIE Management has full power and authority to own its properties and conduct its business as described in the Prospectus. Each of the Post-Effective Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus. Each of the Company, SCPIE and each Post-Effective Subsidiary is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification or wherein it owns or leases material properties or conducts material business;

                           (ii) all the outstanding shares of capital stock of each Post-Effective Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and, immediately after the Effective Time, all outstanding shares of capital stock of the Post-Effective Subsidiaries will be owned by the Company, either directly or through Post-Effective Subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claims, liens or encumbrances;

                          (iii) the Company's authorized capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Merger Shares have been duly and validly authorized, and, when issued and delivered to Eligible Members in exchange for their Membership Interests as provided in the Plan, will be fully paid and nonassessable; the Securities and the Merger Shares have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities and the Merger Shares conform to the requirements of the Delaware General Corporation Law and the New York Stock Exchange; and neither the holders of outstanding shares of capital stock of the Company, the Eligible Members nor the other policyholders of SCPIE are entitled to preemptive or other rights to subscribe for the Securities;

                           (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, SCPIE or any of the Post-Effective Subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements in the Prospectus under the headings, "The Reorganization",

                 "Business--Regulation", "Business--Litigation" and
                 "Description of Capital Stock" have been reviewed by such counsel and fairly summarize the matters therein described;

                            (v)   the Registration Statement has become
                 effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                          (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws or insurance securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by the Plan, except such as have been obtained and are in full force and effect under the Act, the California Insurance Law, the California Corporations Law and the blue sky laws and insurance securities laws of various jurisdictions in connection with the issuance of the Merger Shares to the Eligible Members;

                         (viii) neither the issue and sale of the Securities, nor the issue and delivery of the Merger Shares, nor the consummation of any other of the transactions contemplated herein or in the Plan nor the fulfillment of the terms hereof or of the Plan will conflict with, result in a breach or violation or constitute a default under any law or the charter, by-laws or other organizational document of the Company, SCPIE or any of the Post-Effective Subsidiaries or the terms of any [material] indenture or material other agreement or material instrument to which the Company, SCPIE or any of the Post-Effective Subsidiaries is a party or any judgment, order or decree known to such counsel to be applicable to the Company, SCPIE or any of the Post-Effective Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, SCPIE or any of the Post-Effective Subsidiaries;

                           (ix) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement;

                            (x) each of the Company and SCPIE Indemnity has full corporate power and authority to execute and deliver the Plan and to perform its respective obligations thereunder; SCPIE (either directly or through SCPIE Management) has full power and authority to execute and deliver the Plan and to perform its obligations thereunder; the execution and delivery of the Plan by the Company, SCPIE and SCPIE Indemnity have been duly and validly authorized and approved by all required action on the part of the Company, SCPIE and SCPIE Indemnity; the Plan has been duly executed and delivered by the Company, SCPIE and SCPIE Indemnity and constitutes a valid and legally binding obligation of the Company, SCPIE and SCPIE Indemnity, enforceable against each of them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought; the Plan conforms in all material respects to the requirements of the California Insurance Law applicable to the reorganization of reciprocal insurance exchanges into stock insurance companies; all necessary approvals under the California Insurance Law for the consummation of the transactions contemplated by the Plan have been obtained; the Reorganization and the Merger have been completed in accordance with the Plan, the Commissioner's Order and the California Insurance Law, and all the rights (including, without limitation, rights in respect of contracts, reinsurance treaties, leases, licenses and trademarks) and properties of SCPIE have accrued to, and become the rights and properties of, SCPIE Indemnity, and all the rights of creditors and liens of SCPIE have become the rights of creditors and liens of SCPIE Indemnity;

                           (xi) the Merger Registration Statement has become effective under the Act; any required filing of the Proxy Statement/Prospectus, and any supplement thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Merger Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Merger Registration Statement and the Proxy Statement/Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that at the effective date of the Merger Registration Statement and on the Special Meeting Date, the Merger Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Proxy Statement/Prospectus included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                          (xii) each of the Company and the Post-Effective Subsidiaries owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as currently conducted;

                         (xiii) each of the Insurance Subsidiaries is duly licensed or authorized to conduct its insurance business under the insurance laws of each jurisdiction in which it conducts such business so as to require such licensing or authorization; all such licenses or authorizations are in full force and effect and such counsel is not aware of any event, inquiry, investigation or proceeding that would reasonably be expected to result in the suspension, revocation or limitation of any such licenses or authorizations or otherwise impose any limitation on the conduct of the business of the Company or any Insurance Subsidiary, and to the best of such counsel's knowledge, there is no sustainable basis for any such suspension, revocation or limitation; to the best of such counsel's knowledge, each of the Insurance Subsidiaries is in compliance with, and conducts its businesses in conformity with, all applicable insurance laws and regulations, except where the failure to so comply or conform would not have a material adverse effect on the condition, financial or otherwise, earnings, business, prospects or results of operations of the Company, SCPIE and the Post-Effective Subsidiaries, taken as a whole;

                          (xiv) to the best knowledge of such counsel, all reinsurance treaties and arrangements to which any of the Insurance Subsidiaries is a party are in full force and effect and none of the Insurance Subsidiaries is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein and upon the effectiveness of the Merger, all such treaties and arrangements to which SCPIE is a party shall remain in full force and effect and inure to the benefit of, and be enforceable by, SCPIE Indemnity;

                           (xv)   neither the Company nor any of the
                 Post-Effective Subsidiaries is and, after giving effect to the offering and sale of the Securities, neither the Company nor any of the Post-Effective Subsidiaries will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California [and the General Corporation Law of the State of Delaware] or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                 (c) The Representative shall have received from LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (d) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                            (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of the Registration Statement or the Merger Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                          (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition, financial or other, earnings, business, prospects, properties or results of operations of the Company, SCPIE and the Post-Effective Subsidiaries considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                 (e) At the Execution Time and at the Closing Date, Ernst & Young LLP shall have furnished to the Representative a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                          (i) in their opinion the audited combined financial statements and financial statement schedules of SCPIE and OSCAP and the audited balance sheet of the Company included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

                     (ii) on the basis of a reading of the latest unaudited financial statements made available by SCPIE, OSCAP and the Company; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the Board of Governors, Board of Trustees, Board of Directors, Members, shareholders, directors and committees of SCPIE, OSCAP and the Company and its subsidiaries, [as applicable]; and inquiries of certain officials of SCPIE, OSCAP and the Company who have responsibility for financial and accounting matters of SCPIE, OSCAP and the Company as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                                  (A)  any unaudited financial statements
                          included in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and

                                  (B)  with respect to the period subsequent to
                          [     ], 1996, there were any changes, at a specified
                          date not more than five business days prior to the date of the letter, in the long-term debt of SCPIE and OSCAP or the Company and its subsidiaries or the capital stock of the Company or decreases in the policyholders' equity and [ ] of SCPIE and OSCAP or the stockholder's equity of the Company as compared with the amounts shown on the combined balance sheet of SCPIE and OSCAP and the balance sheet of the Company included in the Registration Statement and
                          the Prospectus, or for the period from [        ],
                          1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in premiums earned, net investment income, income before policyholder dividends and Federal income taxes of SCPIE and OSCAP and net income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative;

                    (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of SCPIE, OSCAP and the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Summary Financial and Operating Data" and "Selected Financial and Operating Data" in the Prospectus, agrees with the accounting records of SCPIE and OSCAP, excluding any questions of legal interpretation.

                 References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

                 The Representative shall have also received from Ernst & Young LLP a letter stating that the Company's, SCPIE's, OSCAP's and their subsidiaries' system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the combined financial statements of SCPIE and OSCAP and the balance sheet of the Company and its subsidiaries.

                 (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                 (g) At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit A hereto from the Company addressed to the Representative, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by such person or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 180 days following the Execution Time without the prior written consent of the Representative, other than shares of Common Stock disposed of as bona fide gifts.

                 (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Insurance Subsidiaries by A.M. Best Company, Inc. or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                 (i) Prior to or contemporaneously with the Closing Date, each of the actions required to occur and conditions required to be satisfied on or prior to the Effective Time pursuant to the Plan or the Commissioner's Order shall have occurred or been satisfied and the transactions contemplated by the Plan shall have been consummated in accordance with the Plan, the Commissioner's Order and the California Insurance Law.

                 (j) On or prior to the Execution Time, the Securities and the Merger Shares shall have been duly authorized for listing on the New York Stock Exchange, subject only to official notice of issuance.

                 (k) Prior to the Closing Date, the Company shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 The documents required to be delivered by this Section 6 shall be delivered at the office of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, at 125 West 55th Street, New York, New York, on the Closing Date.

                 7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 10 hereof or because of any refusal, inability or failure on the part of the Company or SCPIE Indemnity to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                 8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each officer of the Company who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in the first, second, third, fourth, seventh and ninth paragraphs under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representative, confirm that such statements are correct.

                 (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                 (d)      In the event that the indemnity provided in paragraph
(a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                 9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                 10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                 11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of their officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Section 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                 12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to Salomon Brothers Inc at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 9441 West Olympic Boulevard, Beverly Hills, California 90213; Attention: Donald J. Zuk; President.

                 13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                 14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                            Very truly yours,


                                            SCPIE HOLDINGS INC.


                                            By:____________________________
                                               Name:
                                               Title:






The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

Salomon Brothers Inc

By:
     ----------------------
         Vice President

For itself and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I


                                                            Number of Shares
         Underwriters                                       to be Purchased
         ------------                                       ----------------
Salomon Brothers Inc  . . . . . . . . . . . . . . . . .






                                                               ---------
      Total . . . . . . . . . . . . . . . . . . . . . .        2,000,000
                                                               =========